UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2008

WESTFIELD FINANCIAL, INC. (Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-16767 (Commission File Number)	73-1627673 (IRS Employer Identification No.)

141 Elm Street Westfield, MA 01085 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (413) 568-1911

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On December 31, 2008, Westfield Bank (the "Bank") and Westfield Financial, Inc. (the "Company") entered into parallel Amended and Restated Employment Agreements with James C. Hagan, President and Chief Operating Officer of the Bank and the Company. The employment agreements were amended and restated for the sole purpose of bringing them into further compliance with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (the "Code").

The Amended and Restated Employment Agreements with Mr. Hagan are filed herewith as Exhibits 10.9 and 10.12.

      On January 1, 2009, the Bank and the Company entered into Employment Agreements with Leo R. Sagan, Jr., Chief Financial Officer, Gerald P. Ciejka, Vice President, General Counsel and Director of Human Resources and Allen J. Miles, III, Senior Vice President and Senior Lender (collectively, the "Other Employment Agreements") in order to retain such executives in an executive capacity. These Other Employment Agreements replace Messrs. Sagan, Ciejka and Miles' existing one-year change of control agreements. Each agreement provides for three-year rolling terms with minimum annual salaries, discretionary cash bonuses and other fringe benefits. The agreements also include protection for the executives if the Company experiences a change in ownership or control. The agreements provide that, to the extent that any severance payment constitutes an "excess parachute payment" under current Federal tax laws, the severance payment will be reduced to avoid the assessment of excise taxes.

The Employment Agreements with Messrs. Sagan, Ciejka and Miles are filed herewith as Exhibits 10.15 through 10.20.

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Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

10.9	Amended and Restated Employment Agreement between James C. Hagan and Westfield Bank

10.12	Amended and Restated Employment Agreement between James C. Hagan and Westfield Financial, Inc.

10.15	Employment Agreement between Leo R. Sagan, Jr. and Westfield Bank

10.16	Employment Agreement between Leo R. Sagan, Jr. and Westfield Financial, Inc.

10.17	Employment Agreement between Gerald P. Ciejka and Westfield Bank

10.18	Employment Agreement between Gerald P. Ciejka and Westfield Financial, Inc.

10.19	Employment Agreement between Allen J. Miles, III and Westfield Bank

10.20	Employment Agreement between Allen J. Miles, III and Westfield Financial, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

	By:	/s/ James C. Hagan

	Name	James C. Hagan
	Title:	President and Chief Executive Officer

Date: January 2, 2009

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EXHIBIT INDEX

Exhibit No.	Description

10.9	Amended and Restated Employment Agreement between James C. Hagan and Westfield Bank

10.12	Amended and Restated Employment Agreement between James C. Hagan and Westfield Financial, Inc.

10.15	Employment Agreement between Leo R. Sagan, Jr. and Westfield Bank

10.16	Employment Agreement between Leo R. Sagan, Jr. and Westfield Financial, Inc.

10.17	Employment Agreement between Gerald P. Ciejka and Westfield Bank

10.18	Employment Agreement between Gerald P. Ciejka and Westfield Financial, Inc.

10.19	Employment Agreement between Allen J. Miles, III and Westfield Bank

10.20	Employment Agreement between Allen J. Miles, III and Westfield Financial, Inc.

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